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Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gilbert Hu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of AltiGen Communications, Inc. on Form 10-Q for the quarterly period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of AltiGen Communications, Inc.



                                          By: /s/ Gilbert Hu
                                              --------------
                                          Name: Gilbert Hu
                                          Title: Chief Executive Officer